UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 10, 2021
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 10, 2021, the board of directors of Live Nation Entertainment, Inc. (the “Company”), appointed Joe Berchtold as the Company’s Chief Financial Officer (principal financial officer), effective July 1, 2021. Mr. Berchtold, who is 57 years old, has served as President of the Company since December 2017, and will continue to hold that position. Prior to that, Mr. Berchtold served as the Company’s Chief Operating Officer since he joined the Company in April 2011. Mr. Berchtold is not a party to any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(b) On June 10, 2021, at the annual meeting of stockholders (the “Annual Meeting”) of the Company:

1. Maverick Carter, Ping Fu, Jeff Hinson, Chad Hollingsworth, Jimmy Iovine, Jim Kahan, Greg Maffei, Randall Mays, Michael Rapino, Mark Shapiro and Dana Walden were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2022 or until their successors are elected and qualified; and

2. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2021 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Maverick Carter	180,205,651	2,188,081	11,923	6,051,619
Ping Fu	181,888,709	490,952	12,386	6,065,228
Jeff Hinson	179,378,255	2,953,769	60,022	6,065,228
Chad Hollingsworth	179,807,397	2,524,664	59,985	6,065,228
Jimmy Iovine	180,931,155	1,448,837	12,055	6,065,228
Jim Kahan	179,941,611	2,390,238	60,197	6,065,228
Greg Maffei	118,839,475	62,767,437	785,135	6,065,228
Randall Mays	144,047,848	38,237,526	106,672	6,065,228
Michael Rapino	181,144,389	1,188,846	58,811	6,065,228
Mark Shapiro	179,564,858	2,767,429	59,760	6,065,228
Dana Walden	181,105,574	1,274,420	12,052	6,065,228

Proposal No. 2 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2021
For	Against	Abstained
187,897,750	536,822	22,702

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
June 14, 2021